UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934



                               -----------------

 Date of Report (Date of earliest event reported) May 8, 2003 (April 29, 2003)

                         Gabelli Asset Management Inc.
              (Exact Name of Registrant as Specified in Charter)

New York                             1-14761              13-4007862
(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)

   One Corporate Center, Rye, New York                      10580
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(Address of Principal Executive Offices)                  (Zip Code)

      (914) 921-3700 (Registrant's telephone number, including area code)

                                    None
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         (Former name or Former Address, if Changed Since Last Report)


Explanatory Note

This Amendment corrects and supersedes the Current Report on Form 8-K filed by Gabelli Asset Management Inc. on May 6, 2003, to furnish(and not file), pursuant to Item 12, its earnings release dated April 29, 2003, for the quarter ended March 31, 2003. The prior filing is amended and restated to read in its entirety as follows:

Item 12.  Results of Operations and Financial Condition.

On April 29, 2003, Gabelli Asset Management Inc. announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference in its entirety.

Exhibit
   No.                  Description
-------                 -----------

99.1                    Press Release issued by Gabelli Asset Management Inc.
                        dated April 29, 2003.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                            GABELLI ASSET MANAGEMENT INC.


                                            By: /s/ Robert S. Zuccaro
                                               --------------------------------
                                                       Robert S. Zuccaro
                                                       Vice President and
                                                       Chief Financial Officer
Date:  May 8, 2003

                         GABELLI ASSET MANAGEMENT INC.
                         CURRENT REPORT ON FORM 8-K/A
                                  AMENDMENT 1
                   Report Dated May 8, 2003 (April 29, 2003)
                                 EXHIBIT INDEX

Exhibit
  No.                    Description
-------                  -----------

99.1                     Press Release issued by Gabelli Asset Management Inc.
                         dated April 29, 2003.